==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2003

                              --------------------

                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-31465              35-2164875
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)          Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                      77002
     (Address of principal executive                            (Zip code)
                 offices)


       Registrant's telephone number, including area code: (713) 751-7507

==============================================================================

ITEM 5.  OTHER EVENTS.

         On February 27, 2003, Natural Resource Partners L.P. issued a press release, which is attached as Exhibit 99.1 to, and incorporated by reference in, this Form 8-K. The press release relates to the company's acquisition of overriding royalty interests from Alpha Natural Resources for $11.85 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.            Description

  99.1                 Press release issued February 27, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATURAL RESOURCE PARTNERS L.P.
                                   (Registrant)

                                   By:      NRP (GP) LP
                                            its General Partner

                                   By:      GP Natural Resource Partners LLC
                                            its General Partner

                                            /s/ Charles H. Kerr
                                            -----------------------------------
                                            Charles H. Kerr
                                            Secretary

Dated: February 27, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION
-----------            -----------

  99.1                 Press release issued February 27, 2003